EXHIBIT 23



                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statements Nos. 333-84000, 333-81681, 33-38822 and 33-62687 on Form S-8 of Oshkosh Truck
Corporation of our report dated October 28, 2002, appearing in this Annual Report on Form 10-K of Oshkosh Truck Corporation for the year ended September 30, 2002.


/S/DELOITTE & TOUCHE LLP

Milwaukee, Wisconsin
November 22, 2002